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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 1999, in the Registration Statement on Form S-1 and related Prospectus of Williams Communications Group, Inc. for the registration of its senior notes due 2009.

                                              /s/ DELOITTE & TOUCHE LLP
                                        ----------------------------------------
                                                 DELOITTE & TOUCHE LLP

Toronto, Ontario
April 22, 1999